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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333-19987 of Diamond Offshore Drilling, Inc. (the "Company") on Form S-3 of our report dated January 22, 1998, appearing in this Annual Report on Form 10-K of the Company for the year ended December 31, 1997.

DELOITTE & TOUCHE LLP

Houston, Texas
March 20, 1998